UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 13, 2008

                                 VALCOM, INC.
				-------------
            (Exact name of registrant as specified in its charter)


       Delaware                 000-28416                    58-1700840
    ---------------	  ------------------------	-------------------
    (State or other       (Commission File Number)         (IRS Employer
    jurisdiction of              	                Identification No.)
     incorporation)



                3565 Beverly Glenn Terr., Sherman Oaks, CA 91403
	       -------------------------------------------------
              (Address of principal executive offices) (Zip Code)


				(818) 848-5800
	      --------------------------------------------------
       	     (Registrant's telephone number, including area code)



               920 South Commerce Street, Las Vegas, Nevada 89106
	   -----------------------------------------------------------
          (Former name or former address, if changed since last report)

                                  Copies to:
                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                             61 Broadway, 32nd Fl.
                           New York, New York 10006
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities  Act  (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 13, 2008, the Court of Appeal of the State of California, Second Appellate District, ordered that the summary judgment be reversed in the matter of Valcom, Inc., et al. ("Valcom") v. Chicago Title Company et al ("Chicago").

Summary judgment and the award of attorney's fees in favor of Chicago were reversed, and the matter was remanded for further proceedings against Chicago with respect to breach of contract, conversion and violation of section 2924k. Additionally, the accounting claim may proceed against Chicago, and the Company is entitled to recover the costs it incurred on appeal.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VALCOM, INC.

Date: February 20, 2008          By: /s/ Vince Vellardita
				     --------------------
                                     Vince Vellardita,
				     Chief Executive Officer